Inventory	12 Months Ended
Mar. 31, 2016
Inventory Disclosure [Abstract]
Inventory

4. Inventory

The components of inventory were as follows:

	March 31, 2016	March 31, 2015
Finished goods	$47,139	$51,113
Raw materials	754	525
Non-current inventory	(5,242)	—

Current inventory	$42,651	$51,638

As a result of slower than anticipated SMART kapp sales, during the third quarter of fiscal 2016, the Company assessed and revised its future demand assumptions for finished goods and raw materials. Based on these revised demand assumptions, the Company recorded an inventory adjustment of $20,555 in the third quarter of fiscal 2016 within cost of sales, of which $13,226 related to finished goods and raw materials and $7,329 related to purchase commitments. The Company also classified the portion of inventory that is not reasonably expected to be realized in cash during the next 12 months as non-current.